INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-42992, 33-49160, 33-86728, 33-86732, 333-14211 and 333-37263 of Techne
Corporation on Form S-8, of our report dated August 20, 1999, included in this Annual Report on Form 10-K of Techne Corporation for the year ended June 30, 1999.



DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
September 23, 1999